Exhibit 10.3

EXECUTION VERSION
Up to $125,000,000

HomeFed Corporation

6.50% Senior Notes due 2018

PLACEMENT AGENCY AND CLOSING AGENCY AGREEMENT
June 29, 2015

JEFFERIES LLC
520 Madison Avenue, 12th Floor
New York, New York  10022

Ladies and Gentlemen:

Introductory.    HomeFed Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to certain purchasers (collectively, the “Purchasers”) up to $125,000,000 in aggregate principal amount of its 6.50% Senior Notes due 2018 (the “Notes”). The Notes initially will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”) by each of the Company’s current domestic subsidiaries (the “Guarantors”). The Securities will be offered and sold to the Purchasers in a private placement (the “Placement”) without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon exemptions from registration thereunder provided by Section 4(a)(2) (“Section 4(a)(2)”) thereof and/or Regulation D (“Regulation D”) thereunder. The Securities will also be offered and sold outside of the United States to Purchasers who are non-“U.S. persons” (as defined in Regulation S of the Securities Act) in reliance on Regulation S under the Securities Act (“Regulation S”). Jefferies LLC (“Jefferies”) has agreed to act as placement agent (in such capacity, the “Placement Agent”) and as Closing Agent (in such capacity, the “Closing Agent”) in connection with the Placement, subject to the terms, conditions and other provisions of this Agreement.

The Securities are to be sold to the Purchasers pursuant to two Purchase Agreements, each in the form attached as Exhibit A hereto (the two Purchase Agreements together, the “Purchase Agreement”) to be entered into by the Company and the several Purchasers, with such changes as may be approved by the Placement Agent. The Securities are to be issued pursuant to an Indenture (the “Indenture”) to be entered into between the Company, the Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”).

This Agreement, the Purchase Agreement and the Indenture are referred to herein collectively as the “Transaction Documents”, and the transactions contemplated hereby and thereby are referred to herein collectively as the “Transactions”.

The Company has filed with the Commission  (i) an annual report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Commission on February 27, 2015 (the “Form 10-K”), (ii) a quarterly report on Form 10-Q for the quarterly period ended March 31, 2015 filed with the Commission on May 7, 2015 (the “First Quarter 10-Q”), (iii) a Current Report on Form 8-K filed with the Commission on June 11, 2015 (the “Form 8-K”) and (iv) a Proxy Statement on Schedule 14A filed (but not furnished) with the Commission on June 15, 2015 (together with the Form 10-K, the First Quarter 10-Q, the Form 8-K and any other subsequent reports filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Closing (as defined below),  the “Public Disclosure”).

The Company and each Guarantor hereby jointly and severally confirm its agreement with the Placement Agent as follows:

Section 1.  Representations, Warranties and Agreements of the Company and the Guarantors and the Placement Agent.

A.   Representations, Warranties and Agreements of the Company and the Guarantors.

(a) Reliance on Purchase Agreement Representations. In addition to the other representations, warranties and agreements contained in this Agreement, the Company and each Guarantor hereby jointly and severally represents and warrants to the Placement Agent and the Closing Agent that each of the representations and warranties set forth in Section 3 of the Purchase Agreement is true and correct as if made on the date hereof and on the Closing Date.  The Company and each Guarantor hereby acknowledges that the Placement Agent and the Closing Agent and, for purposes of the opinion to be delivered pursuant to Section 4(b) of this Agreement, counsel to the Company and the Guarantors, will rely upon the accuracy and truthfulness of such representations and warranties and hereby consents to such reliance.

(b) Additional Representations.  In addition to the other representations, warranties and agreements contained in this Agreement, the Company and each Guarantor hereby jointly and severally represents and warrants to the Placement Agent and the Closing Agent as follows:

(i)            Power and Authority.  The Company and each Guarantor, as applicable, has all necessary power and authority to execute and deliver this Agreement to perform its respective obligations thereunder; this Agreement has been duly authorized, executed and delivered by the Company and each Guarantor that is a party hereto or thereto, as applicable, and constitutes a valid and binding agreement of the Company and each Guarantor, as applicable, enforceable against the Company and each Guarantor, as applicable, in accordance with its terms.

(ii)            Non-Contravention of Existing Instruments; No Consents.  The execution, delivery and performance by the Company and each Guarantor of this Agreement, will not (1) result in any violation of the provisions of the organizational documents of the Company or any Guarantor, (2) conflict with or constitute a breach of, or a default (or, an event that, with the giving of notice or lapse of time, would cause the Company or any Guarantor to be in default) (“Default”) or result in a Debt Repayment Triggering Event (as defined below) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease, agreement or other instrument to which the Company or any Guarantor is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Guarantor is subject (each, an “Existing Instrument”), or result in the creation or imposition of (or the obligation to create or impose) any liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind upon any property of any of the Company or any Guarantor and (3) result in any material violation of any law, administrative regulation or administrative or court decree applicable to the Company or any Guarantor, except with respect to clauses (2) and (3) of this clause (ii), for such conflicts, breaches, Defaults, Debt Repayment Triggering Events or violations as would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Guarantors, taken as a whole, (B) the ability of the Company or any Guarantor to perform its obligations in all material respects under any Transaction Document, (C) the validity or enforceability of any Transaction Document, or (D) the consummation of any of the Transactions (each, a “Material Adverse Effect”).  No consent, approval, authorization, order, filing or registration of or with, any court or other governmental or regulatory authority or agency or any third party is required for the  execution, delivery or performance by the Company and each of the Guarantors of this Agreement, except (i) those that have been obtained or made, as the case may be, that are in full force and effect and (ii) as may be required under the securities or “blue sky” laws of any U.S. state or non-U.S. jurisdiction.  As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Guarantors.

(iii)          No Material Actions or Proceedings.  Except as set forth in the Public Disclosure, (i) to the best of the Company and Guarantors’ knowledge, no applicable legislation has been enacted, adopted, passed or issued, (b) no stop order suspending the exemption from qualification of any of the Securities in any jurisdiction has been issued and no proceeding for that purpose has been commenced or, to the Company’s knowledge, contemplated as of the Closing Date and (c) there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding pending or, to the knowledge of the Company and the Guarantors, threatened or contemplated by governmental authorities or threatened by others that, with respect to clauses (a), (b) and (c) of this paragraph (iii) would (A) enjoin, prevent or interfere with the consummation of the Placement or any of the Transactions or (B) individually or in the aggregate, have a Material Adverse Effect.

(iv)         Bad Actor Disqualification.  None of (1) the Company, (2) any Guarantor, (3) any beneficial owner of 20% or more of the outstanding voting equity securities of the Company or any Guarantor, (4) any director or executive officer of the Company or any Guarantor, and (5) any other officer of the Company or any Guarantor participating in the offering (within the meaning of Rule 506(d) of Regulation D under the Securities Act) (the persons identified in (1) through (5) collectively, the “Covered Persons”) is subject to any “Bad Actor” disqualification event specified in Rule 506(d)(1)(i) through (viii) of Regulation D under the Securities Act or any proceeding that could result in any such disqualifying event (collectively, “Disqualifying Events”) that would either require disclosure under Rule 506(e) of Regulation D under the Securities Act or result in disqualification under Rule 506(d)(1) of Regulation D under the Securities Act of the Company’s or any Guarantor’s use of the exemption provided by Rule 506 of Regulation D under the Securities Act for the sale of the Securities.  The Company and each Guarantor have taken reasonable steps to ensure, that the occurrence of Disqualifying Events with respect to any Covered Persons are identified and made known to the Company.

(v)          Public Disclosure.  Neither the Company, the Guarantors, their respective affiliates or any other person acting on behalf of any of them has provided any Purchaser with any material information about the Securities or the business, finances or operations of the Company or the Guarantors that is not consistent with the Public Disclosure.

B.   Representations, Warranties and Agreements of the Placement Agent.  The Placement Agent hereby represents, warrants and covenants to, and agrees with, the Company as follows:

(a)  No General Solicitation.  The Placement Agent will not solicit offers for the Company for the Securities by means of any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(a)(2), or, with respect to Securities to be sold in reliance on Regulation S under the Securities Act, by means of any “directed selling efforts” (as such term is used in Regulation S under the Securities Act).

(b) Limitation on Offerees.  The Placement Agent will solicit offers for the Company for the Securities only from persons whom it reasonably believes to be (i) a qualified institutional buyer” as defined in Rule 144A under the Securities Act (“QIBs”), (ii) an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act, or (iii) with respect to Securities to be sold in reliance on Regulation S under the Securities Act, a non-“U.S. person” (as such term is used in Regulation S under the Securities Act).

Section 2.    Engagement of Placement Agent and Closing Agent; Fees; Expenses.

(a)  Engagement of Jefferies as Placement Agent. The Company hereby engages Jefferies as the Placement Agent, and the Company hereby authorizes Jefferies to act as such in connection with the Placement. On the basis of the representations, warranties and agreements of the Company and the Guarantors contained in this Agreement and the Purchase Agreement and subject to, and in accordance with, the terms, conditions and other provisions hereof and thereof, Jefferies agrees to act as Placement Agent to place the Securities as contemplated by this Agreement. The Company and each Guarantor acknowledges that the Placement Agent’s engagement hereunder does not constitute any firm commitment or undertaking, express or implied, on the part of the Placement Agent to purchase or place any of the Securities and does not constitute any representation, warranty or agreement that any financing will be available to the Company and the Guarantors.

(b)  Engagement of Jefferies as Closing Agent.  The Company hereby engages Jefferies as the Closing Agent, and the Company hereby authorizes Jefferies to act as such in connection with the Placement. On the basis of the representations, warranties and agreements of the Company and the Guarantors contained in this Agreement and the Purchase Agreement and subject to, and in accordance with, the terms, conditions and other provisions hereof and thereof, Jefferies agrees to act as the Closing Agent to settle the Placement of the Securities as contemplated by this Agreement.

(c)  Jefferies’ Fees and Expenses.   As compensation for Jefferies’ services hereunder as Placement Agent and Closing Agent, the Company and the Guarantors  hereby agree, jointly and severally,  to pay Jefferies (i) on the Closing Date (as defined below), a placement fee equal to 50 basis points of the gross proceeds from the sale of the Securities (the “Initial Placement Fee”) and (ii) so long as any of the Notes remain outstanding, on each of the first and second anniversary of the Closing Date (each an “Additional Payment Date”), a fee equal to 50 basis points of the gross proceeds from the sale of the Securities on the Closing Date (each, an “Additional Fee”, and the Additional Fees, together with the Initial Placement Fee, the “Fees”). The Fees will be non-refundable and payable by wire transfer in same-day funds on the Closing Date or the Additional Payment Date, as applicable, to the account or accounts designated to the Company in writing by Jefferies. In addition to the Fees, the Company and each Guarantor agree, jointly and severally, to reimburse Jefferies for its reasonable and documented out-of-pocket expenses, including the fees and expenses of its counsel, and to pay for all other expenses incurred by Jefferies in connection with the Placement and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including but not limited to printing expenses, travel expenses, trustee expenses, postage, facsimile and telephone charges, whether or not the Placement is closed or this Agreement expires or is terminated for any reason.

(d)  Placement Agent and Closing Agent as Independent Contractors. The Company and each Guarantor hereby acknowledges that, in connection with the Transactions, (i) the Placement, including the determination of the offering price of the Securities and any related discounts, commissions and fees, shall be an arm’s-length commercial transaction between the Company and the Purchasers, (ii) each of the Placement Agent and the Closing Agent will be acting as an independent contractor and will not be the agent or fiduciary of the Company or any Guarantor or any of their respective stockholders, creditors or employees, the Purchasers or any other party, (iii) neither the Placement Agent nor the Closing Agent shall assume an advisory or fiduciary responsibility in favor of the Company or any Guarantor (irrespective of whether the Placement Agent or the Closing Agent has advised or is currently advising the Company or any Guarantor on other matters), and neither the Placement Agent nor the Closing Agent shall have any obligation to the Company or any Guarantor with respect to the Transactions except as may be set forth expressly herein, (iv) the Placement Agent, the Closing Agent and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and (v) neither the Placement Agent nor the Closing Agent shall provide any legal, accounting, regulatory or tax advice with respect to the Transactions and the Company and the Guarantors shall consult their own legal, accounting, regulatory and tax advisors to the extent they deem appropriate.

(e)  Company Responsible for the Public Disclosure. The Company is and will be solely responsible for the contents of the Public Disclosure and any and all other written or oral communications provided to any actual or prospective purchaser of the Securities with the approval of the Company; and the Company recognizes that the Placement Agent, in acting pursuant to this Agreement, will be using information provided by the Company and the Guarantors and their respective agents and representatives and the Placement Agent does not assume responsibility for and may rely, without independent verification, on the accuracy and completeness of any such information.

(f)   Notification of Potential Purchasers.  In order to allow proper coordination of the proposed Placement, during the term of this engagement, the Company will promptly notify the Placement Agent of any potential purchasers known to the Company to be interested in purchasing any of the Securities, and the Company will keep the Placement Agent fully and promptly informed of the status of any discussions or negotiations between the Company and any such potential purchasers.

(g) Confidentiality. The Company agrees that any information or advice rendered by the Placement Agent or any of its representatives in connection with this engagement is for the confidential use of the Company only and the Company will not, and will not permit any third party to, disclose or otherwise refer to such advice or information, or to the Placement Agent, in any manner without the Placement Agent’s prior written consent.

Section 3.    Additional Covenants and Agreements of the Company.  The Company  and each Guarantor further covenants and agrees, jointly and severally, with the Placement Agent as follows:

(a)  Placement Agent’s Review of Proposed Amendments and Supplements. During the period beginning on the date hereof and ending on the Closing Date, prior to amending or supplementing the Public Disclosure, the Company shall furnish to the Placement Agent for review a copy of each such proposed amendment or supplement, and the Company shall not distribute or file any such proposed amendment or supplement without the Placement Agent’s reasonable consent.

(b)  Amendments and Supplements to the Public Disclosure.  If, prior to the Closing Date, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Public Disclosure in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if in the opinion of the Placement Agent or counsel for the Placement Agent it is otherwise necessary to amend or supplement the Public Disclosure to comply with law, the Company agrees to promptly prepare and furnish at its own expense to the Placement Agent, amendments or supplements to the Public Disclosure so that the statements in the Public Disclosure as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Public Disclosure, as amended or supplemented, will comply with law. Neither the Placement Agent’s consent to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under this Section 3(b).

(c)  [Reserved].

(d) Marketing. The Company and the Guarantors shall participate, and cause their respective officers and representatives to participate, in the Placement, including in the marketing of the Securities and meeting with prospective purchasers of any of the Securities, and afford prospective purchasers the opportunity to conduct customary due diligence and make inquiries relevant to their investment decisions regarding the Securities.

(e)  Blue Sky Compliance. The Company shall cooperate with the Placement Agent and counsel for the Placement Agent to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities law (or other foreign laws) of those jurisdictions designated by the Placement Agent, shall comply with such laws and shall ensure that such qualifications, registrations and exemptions remain in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)   Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Securities sold by it to finance the acquisition of real property as described in the Form 8-K.

(g)  Investment Limitation.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company, any Guarantor or any of their respective subsidiaries to register as an investment company under the Investment Company Act.

(h)  No Stabilization or Manipulation.  None of the Company or the Guarantors will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any reference security, whether to facilitate the sale or resale of the Securities or otherwise.

Section 4.    Conditions of the Placement Agent’s and the Closing Agent’s Obligations.  The obligations of the Placement Agent and the Closing Agent, each as provided herein, shall be subject to the accuracy of the representations, warranties and agreements of the Company and the Guarantors set forth herein as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Company and the Guarantors of their respective covenants and other obligations hereunder, and to each of the following conditions:

(a)  No Material Adverse Change.  Except as disclosed in the Public Disclosure, prior to the date hereof, at any time through the Closing Date, (i) neither the Company  nor any Guarantor has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Guarantors, taken as a whole, or has entered into any transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company and the Guarantors, taken as a whole, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Guarantors, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”).

(b)  Opinion of Counsel for the Company.  On the Closing Date, the Placement Agent shall have received the opinion of Weil, Gotshal & Manges LLP, counsel to the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit B.

(c)  Officers’ Certificate.  On the Closing Date, the Placement Agent shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect that:

(i)                for the period from and after the date of this Agreement and prior to the Closing Date, except as otherwise disclosed in the Public Disclosure, there has not occurred any Material Adverse Change;

(ii)             the representations, warranties and covenants of the Company and each Guarantor set forth in Section 1(A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

(iii)         the Company and each Guarantor has complied with all the agreements hereunder and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date.

(d)   Public Disclosure.  The Placement Agent shall not have discovered prior to or on the Closing Date that the Public Disclosure, in the reasonable opinion of the Placement Agent, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)   Corporate Proceedings.  All corporate proceedings and other legal matters incident to the authorization, form and validity of the Public Disclosure, the Transaction Documents and Securities and all other legal matters relating to the offering, issuance and sale, as applicable, of the Securities  and the other Transactions shall be reasonably satisfactory in all material respects to the Placement Agent.

(f)   [Reserved].

(g)  Transaction Documents. Each of the Transaction Documents, other than this Agreement, shall be in form and substance reasonably satisfactory to the Placement Agent and shall have been duly executed and delivered by the Company and the other parties thereto, and the Securities shall have been duly executed and delivered by the Company and the Guarantors, as applicable, and, as applicable, duly authenticated by the Trustee.

(h)   Purchase Agreement.  All conditions to closing of the Purchase Agreement shall be satisfied or, where applicable, waived.

(i)    Suspension of Sales. The sale of the Securities shall not be enjoined (temporarily or permanently) on the Closing Date.

(j)   Additional Documents.  On or before the Closing Date, the Placement Agent shall have received such information, documents and opinions as it may reasonably request in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

Each of the foregoing conditions is for the Placement Agent’s and Closing Agent’s exclusive benefit and any such condition may be waived by the Placement Agent and the Closing Agent at any time in their sole discretion by providing the Company with written notice of such waiver.

Section 5.    Closing Mechanics.

(a)  Closing.  Payment of the Purchase Price (as defined in the Purchase Agreement) for, and delivery of, the Securities shall be made pursuant to the Purchase Agreement at a closing (the “Closing”) to be held at 10:00 a.m., New York City time, on June 30, 2015 (the “Closing Date”), or such later date and time as is mutually agreed to by the Company and the Closing Agent, at the office of Weil, Gotshal & Manges LLP, 767 Fifth Ave, New York, New York 10153.

(b)  Closing Agent to Contact Purchaser. One business day prior to the Closing, the Closing Agent will contact each Purchaser to confirm that the Closing will take place and to confirm the closing mechanics set forth herein and in the respective Purchase Agreement.

(c)   Each Purchaser to Fund Purchase Price. In accordance with the Purchase Agreement, before 10:00 a.m., New York City time, on the first business day immediately preceding the Closing Date (or such shorter period to which the Company, with the prior consent of the Closing Agent, shall have agreed upon with any Purchaser), each Purchaser will deliver an amount equal to its Purchase Price to the Closing Agent by wire transfer in immediately available funds according to the wire transfer instructions previously provided by the Closing Agent and delivered to the Purchaser. The Purchase Agreement shall provide that the delivery of funds from each Purchaser to the Closing Agent shall be deemed to constitute irrevocable instructions from such Purchaser to the Closing Agent that such Purchaser’s conditions to the Closing shall be deemed to be satisfied upon receipt by the Closing Agent of the Issuer Closing Certificate (as defined in the Purchase Agreement) and, in that event, such Purchaser agrees that the Closing Agent may release the funds to the Company by wire transfer of immediately available funds in accordance with the wire instructions provided to the Closing Agent by the Company.

(d)  Purchaser Information. No later than the first business day immediately preceding the Closing Date, the Closing Agent shall collect the registration information provided by each Purchaser pursuant to the Purchase Agreement.

(e)  Closing Agent Right to Fund for Late Purchaser. In the event that any Purchaser shall fail to deliver all or any portion of its Purchase Price on or before 10:00 a.m., New York City time, on the first business day immediately preceding the Closing Date (or such shorter period to which the Company, with the prior consent of the Closing Agent, shall have agreed upon with any Purchaser):

(i)   The Closing Agent may, in its sole discretion, but shall not be obligated to, fund the unfunded Purchase Price (or portion thereof) applicable to such Purchaser, on behalf of such Purchaser; provided, however, that the funding of any Purchase Price (or portion thereof) by the Closing Agent pursuant to this Section 5(e) shall not relieve such Purchaser of any liability or obligation that it may have to the Company or the Closing Agent pursuant to this Agreement or the Purchase Agreement or for the breach of its obligations under this Agreement or the Purchase Agreement. In any such case in which the Closing Agent, in its sole discretion, has elected to fund the Purchase Price on behalf of such Purchaser, if the Purchaser has not fulfilled its obligation to purchase the Securities as set forth herein within two business days following the Closing Date, the Closing Agent shall thereafter be entitled to retain the Securities and, if so requested by the Closing Agent, the Company shall transfer registration of such Securities to or as directed by the Closing Agent.

(ii)  In the event that the Closing Agent shall have funded the unfunded Purchase Price (or portion thereof) on behalf of any Purchaser under the circumstances set forth  above, such Purchaser shall be obligated to repay the Closing Agent, in exchange for the release to such Purchaser of the Securities that the Purchaser had agreed to purchase, the Purchase Price (or unfunded portion thereof), plus accrued but unpaid interest on the Notes from the Closing Date.

(f)    Funds Held For Benefit of Company and Purchasers. Funds received by the Closing Agent on behalf of the Company pursuant to Section 5(c) (or funded by the Closing Agent in its sole discretion pursuant to Section 5(e)) will be held for the benefit of the Company and the Purchasers and not as property of the Closing Agent.

(g)  Release of Purchase Price Funds; Delivery of Securities. On the Closing Date, (i) the Closing Agent shall disburse the Purchase Price delivered by each Purchaser (or funded by the Closing Agent in its sole discretion pursuant to Section 5(e)) to the Company by wire transfer of immediately available funds in accordance with the wire instructions provided to the Closing Agent by the Company and (ii) in consideration for the receipt of the Purchase Price, the Company shall deliver the Securities to each applicable Purchaser (to the account specified by each such Purchaser in the applicable Purchase Agreement). The Securities will be represented by one or more definitive global securities in book entry form and will be deposited on the Closing Date, or as soon as practicable thereafter, by or on behalf of the Company, with The Depository Trust Company (“DTC”), and registered in the name of Cede & Co., as nominee of DTC.

Section 6.    Indemnification.

(a)   Indemnification of the Placement Agent.  Each of the Company and the Guarantors agrees, jointly and severally, to indemnify and hold harmless the Placement Agent, the Closing Agent and their respective affiliates and their respective officers, directors, managers, members, partners, employees and agents, and any other persons controlling the Placement Agent, the Closing Agent or any of their respective affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the Placement Agent, the Closing Agent and each such other person being referred to as an “Indemnified Person”), to the fullest extent lawful, from and against all claims, liabilities, losses, damages and expenses (or actions in respect thereof), as incurred (“Losses”), to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where the Securities have been offered or at common law or otherwise (including in settlement of any litigation), insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are related to this Agreement or the Placement, or are based:

(i)              upon any untrue statement or alleged untrue statement of a material fact contained in the Public Disclosure (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;  or

(ii)              upon any breach by the Company or any Guarantor of any representation or warranty or failure to comply with any of the covenants and agreements contained in this Agreement, or

(iii)            any act or failure to act or any alleged act or failure to act by the Placement Agent or the Closing Agent in connection with, or relating in any manner to, the Securities or the Placement contemplated hereby, and which is included as part of or referred to in any Losses or action arising out of or based upon any matter covered by clauses (i) or (ii) above, provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that such Losses resulted solely and directly from any such acts or failures to act undertaken or omitted to be taken by the Placement Agent or the Closing Agent through its willful misconduct or gross negligence.

Each of the Company and the Guarantors agrees, jointly and severally, to reimburse the Indemnified Person for: all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel chosen by the Placement Agent or the Closing Agent, as applicable) as such expenses are incurred by the Placement Agent or the Closing Agent in connection with the investigation, preparation, defense or settlement of any action or claim for which indemnification has or is reasonably likely to be sought by the Indemnified Person, whether or not in connection with litigation in which any Indemnified Person is a named party.

No person will be entitled to indemnity under this Section 6(a) in respect of any Loss to the extent that it is found by a final, non-appealable judgment of a court of competent jurisdiction that such Loss resulted solely and directly from the gross negligence or willful misconduct of such Indemnified Person.

The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)  Notifications and Other Indemnification Procedures.  Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the Company or the Guarantors under this Section 6, notify the Company with reasonable promptness in writing of the commencement thereof, but the omission so to notify the Company will not relieve it from any liability which it may have to any Indemnified Person for indemnification, except to the extent that the Company shall have been prejudiced by such failure. In case any such action or proceeding is brought against any Indemnified Person and such Indemnified Person seeks or intends to seek indemnity from an Company or the Guarantors, the Company will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the Indemnified Person promptly after receiving the aforesaid notice from such Indemnified Person, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person; provided, however, if the defendants in any such action include both the Indemnified Person and the Company or the Guarantors, and the Indemnified Person shall have reasonably concluded that a conflict may arise between the positions of the Company or the Guarantors and the Indemnified Person in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the Company or the Guarantors, the Indemnified Person or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Person or parties. Upon receipt of notice from the Company to such Indemnified Person of the Company’s election so to assume the defense of such action and reasonable approval by the Indemnified Person of counsel, the Company and the Guarantors will not be liable to such Indemnified Person under this Section 6 for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof unless (i) the Indemnified Person shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the Company and the Guarantors shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the Company, representing the indemnified parties who are parties to such action), (ii) the Company shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of commencement of the action, (iii) the Company or the Guarantors shall have authorized the employment of counsel for the Indemnified Person at the expense of the Company and the Guarantors, or (iv) the use of counsel chosen by the Company or the Guarantors to represent the Indemnified Person would present such counsel with a conflict of interest, in each of which cases the fees and expenses of counsel shall be at the expense of the Company and the Guarantors.

(c)  Settlements.  The Company and the Guarantors under this Section 6 shall not be liable for any settlement of, or any consent to the entry of any judgment with respect to, any pending or threatened claim, action, suit or proceeding effected without the Company’s written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company and the Guarantors agree, jointly and severally, to indemnify the Indemnified Person against any Losses by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the Company or any Guarantor to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by Section 6(b) hereof, the Company and each Guarantor agree, jointly and severally, that they shall be liable on a joint and several basis for any settlement of any proceeding effected without the Company’s written consent if (i) such settlement is entered into more than 45 days after receipt by the Company of the aforesaid request and (ii) the Company or the Guarantors shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement, provided that such settlement, compromise or consent includes (i) an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Person. Neither the Company nor any Guarantor shall, without the prior written consent of the Indemnified Person, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Indemnified Person is or could have been a party and indemnity was or could have been sought hereunder by such Indemnified Person, unless such settlement, compromise or consent includes (i) an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

Section 7.    Contribution.  If the indemnification provided for in Section 6 is for any reason (other than by reason of a final judgment by a court of competent jurisdiction as to the gross negligence or willful misconduct of an Indemnified Person as provided above) held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Person in respect of any Losses referred to therein, then the Company and the Guarantors shall contribute to the aggregate amount paid or payable by such Indemnified Person, as incurred, as a result of any Losses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Placement Agent or Closing Agent, as applicable, on the other hand, from the Placement pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Placement Agent or Closing Agent, as applicable, on the other hand as well as any relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Placement Agent or Closing Agent, as applicable, on the other hand, in connection with the Placement pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the Placement pursuant to this Agreement (before deducting expenses) received by the Company, and the applicable portion of the Fee received by the Placement Agent or the Closing Agent in connection with the Placement. The relative fault of the Company and the Guarantors, on the one hand, and the Placement Agent or Closing Agent, as applicable, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor, on the one hand, or the Placement Agent or Closing Agent, as applicable, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions hereof, the aggregate contribution of all Indemnified Persons to all Losses shall not exceed the amount of Fees actually received by the Placement Agent and the Closing Agent pursuant to this Agreement with respect to the services rendered pursuant to this Agreement.

The Company and each Guarantor agrees, jointly and severally, to reimburse the Indemnified Persons for all expenses (including, without limitation, reasonable fees and expenses of counsel) as they are incurred in connection with investigating, preparing, defending or settling any action or claim for which contribution has or is reasonably likely to be sought by the Indemnified Person, whether or not in connection with litigation in which any Indemnified Person is a named party.

The provisions set forth in Section 6(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 7; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6(c) for purposes of indemnification.

The Company, each Guarantor and the Placement Agent and the Closing Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each officer and employee of the Placement Agent or the Closing Agent and each person, if any, who controls the Placement Agent or the Closing Agent within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Placement Agent or the Closing Agent, respectively.

Section 8.    Effectiveness of this Agreement; Termination; and Survival.

(a)    This Agreement shall become effective upon signing by the parties hereto.

(b)    Each of the Placement Agent and the Closing Agent may resign at any time and the Company may terminate the Placement Agent’s or the Closing Agent’s services at any time, each by giving at least ten days’ prior written notice to the other.

(c)    The respective representations, warranties and other statements of the Company, the Guarantors and their respective officers and the agreements, covenants and the indemnities set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or the Company or any Guarantor or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder or any termination of this Agreement (for whatever reason).  The provisions of Section 2(c) of this Agreement shall remain effective and shall survive any termination of this Agreement on or subsequent to the Closing Date.

Section 9.     Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent:

Jefferies LLC
520 Madison Avenue
New York, New York 10022
Facsimile:  (212) 284-2280
Attention:  General Counsel

If to the Company:

HomeFed Corporation
1903 Wright Place, Suite 220
Carlsbad, California 92008
Attention: Chief Financial Officer

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10.   Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 6 and Section 7, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Purchaser.

Section 11.   Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12.   Governing Law Provisions.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the Transactions (“Related Proceedings”) shall be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.

Section 13.   General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The failure by any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 6 and the contribution provisions of Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 6 and 7 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Public Disclosure (and any amendments and supplements thereto), as required by the Securities Act, the Exchange Act and any other applicable law.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HOMEFED CORPORATION

By:	/s/ Paul Borden

	Name:	Paul Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – HomeFed Corporation]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

BEI BEACH LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – BEI Beach LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

MC Leisure LLC
as Guarantor

By:	BEI Beach LLC, its sole member

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – MC Leisure LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

CDS Holding Corporation
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – CDS Holding Corporation]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

CDS Devco
as Guarantor

By:	/s/ Paul J Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – CDS Devco]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HFC - Glen Cove, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – HFC - Glen Cove,LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HFC - Rockport, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – FC - Rockport, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HOFD Ashville Park LLC
as Guarantor

By:	HomeFed Corporation, its sole member

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – HOFD Ashville Park LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HomeFed Fanita Rancho, LLC
as Guarantor

By:	HomeFed Corporation, its sole member

By:	/s/ Paul J Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – HomeFed Fanita Rancho, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

JWO Land, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – JWO Land, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms

HomeFed Resources Corporation
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement –  HomeFed Resources Corporation ]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HomeFed Otay Land II, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – HomeFed Otay Land II, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HomeFed Village 2 West, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – HomeFed Village 2 West, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

HomeREN, Inc.
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – HomeREN, Inc.]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

BRP Leasing LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – BRP Leasing LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

LUK-MB2, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – LUK-MB2, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

LUK-MB3, LLC
as Guarantor

By:	HomeFed Corporation, its sole member

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – LUK-MB3, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.
LUK-MB5, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement –  LUK-MB5, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

LUK-REN II, Inc.
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – LUK-REN II, Inc.]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Maine Seabord Realty, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Maine Seabord Realty, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

North East Point, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden
	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – North East Point, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Otay Land Company, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Otay Land Company, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Flat Rock Land Company, LLC
as Guarantor

By:	/s/ Jeffrey O' Connor

	Name:	Jeffrey O' Connor

	Title:	Manager

[Signature Page to the Placement Agency and Closing Agency Agreement – Flat Rock Land Company, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Otay Valley Development Company, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Otay Valley Development Company, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Bird Ranch Development Company, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden
	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Bird Ranch Development Company, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Pacho Holdings, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement –  Pacho Holdings, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Palm Isle Capital, LLC
as Guarantor

By:	/s/ Paul J. Borden
	Name:	Paul J. Borden
	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Palm Isle Capital, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Panama City BEI Holdings, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Panama City BEI Holdings, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Panama City Land Company, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Panama City Land Company, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

St. Andrew Bay Land Company, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – St. Andrew Bay Land Company, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

10 Acre, LLC
as Guarantor

By:	St Andrew Bay Land Company, LLC, as sole manager

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – 10 Acre, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Academy Park Homes, LLC
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Academy Park Homes, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Rampage Vineyard, LLC
as Guarantor

By:	HomeFed Corporation, its sole member

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – Rampage Vineyard, LLC]

If the foregoing is in accordance with your understanding of our agreement, Kindly sign and return to the company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

San Luis Bay Holdings, Inc.
as Guarantor

By:	/s/ Paul J. Borden

	Name:	Paul J. Borden

	Title:	President

[Signature Page to the Placement Agency and Closing Agency Agreement – San Luis Bay Holdings, Inc.]

The foregoing Placement Agency and Closing
Agency Agreement is hereby confirmed
and accepted by the Placement Agent and the
Closing Agent in New York, New York as of the
date first above written.

JEFFERIES LLC
As Placement Agent and as Closing Agent

By:	/s/ Chris Borns

	Name:	Chris Borns

	Title:	Managing director

[Signature Page to the Placement Agency and Closing Agency Agreement]

EXHIBIT A

A-1

EXHIBIT B

B-1